Exhibit 99.1

Ocwen Financial Corporation®

FOR IMMEDIATE RELEASE

OCWEN FINANCIAL ANNOUNCES OPERATING RESULTS

FOR SECOND QUARTER 2015

•	Generated Q2 2015 Net Income of $10 million and Cash From Operating Activities of $210 million
•	Reduced corporate debt by $264 million and ended June with $490 million of liquidity
•	Announces cost improvement initiative

Atlanta, GA – (July 30, 2015) Ocwen Financial Corporation, (NYSE:OCN) (“Ocwen” or the “Company”), a leading financial services holding company, today reported net income of $10 million, or $0.08 per share, for the three months ended June 30, 2015 compared to net income of $67 million, or $0.48 per share, for the three months ended June 30, 2014. Ocwen generated revenue of $463 million, down 16% compared to the second quarter of the prior year. Income from operations was $111 million for the three months ended June 30, 2015 compared to $208 million for the second quarter of 2014. Cash from Operating Activities was $210 million for the three months ended June 30, 2015, up $196 million over the same period last year.

“The Company made positive strides on many fronts in the second quarter. We continue to work closely with our regulators and monitors, and the environment remains stable. Our efforts to build out a strong ‘bank-like’ risk and compliance infrastructure are taking hold. We were profitable and generated strong operating cash flow. We executed on our asset sale strategy, including the sale of $3 billion of non-performing agency servicing, and we reduced corporate debt by $264 million while ending the quarter with almost half a billion dollars in available liquidity. Additionally, we executed our first servicing advance refinance of 2015 at better than expected rates, receiving strong support from the financing market,” commented Ron Faris, President and CEO of Ocwen.

Mr. Faris continued, “We have also launched a cost improvement effort to right size our cost structure in line with the reduction in our assets and revenue. Our aim is to reduce our costs by over $150 million, while continuing to enhance the borrower experience, strengthen our risk and compliance infrastructure and deliver strong loss mitigation results. Similar to our plan to grow our origination capabilities, this cost improvement initiative is aggressive, but it is a critically important step in our transformation and one that is necessary to ensure our long-term success.”

Second Quarter Results

Pre-tax income for the second quarter of 2015 was impacted by a number of significant items including but not limited to: $30 million of net gains from sales of performing and non-performing agency mortgage servicing rights (MSRs) with a total unpaid principal balance (UPB) of $56.5 billion, $(15) million of strategic advisor expenses and $(6) million of monitor costs. Servicing contributed $45 million of pre-tax income inclusive of the gain on sales of MSRs, and the Lending segment generated $14 million of pre-tax income for the second quarter of 2015.

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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

Webcast and Conference Call

Ocwen will host a webcast and conference call on Thursday, July 30, 2015, at 5 p.m., Eastern Time, to discuss its financial results for the second quarter of 2015. The conference call will be webcast live over the internet from the Company’s website at www.Ocwen.com, click on the “Shareholder Relations” section. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.

About Ocwen Financial Corporation

Ocwen Financial Corporation is a financial services holding company which, through its subsidiaries, is engaged in the servicing and origination of mortgage loans. Ocwen is headquartered in Atlanta, Georgia, with offices throughout the United States and support operations in India and the Philippines. Utilizing proprietary technology, global infrastructure and superior training and processes, Ocwen provides solutions that help homeowners and make our clients’ loans worth more. Ocwen may post information that is important to investors on its website (www.Ocwen.com).

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: our servicer and credit ratings as well as other actions from various rating agencies, including the impact of downgrades of our servicer and credit ratings; adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention, due to rumors or otherwise; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to execute on our strategy to reduce the size of our Agency servicing portfolio; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover advances, repay borrowings and comply with debt covenants; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs, including our ability to successfully execute on our cost improvement initiative; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen’s reports and filings with the Securities and Exchange Commission (SEC), including its annual report on Form 10-K for the year ended December 31, 2014 (filed with the SEC on 5/11/15) and its quarterly report on Form 10-Q for the quarter ended March 31, 2015 (filed with the SEC on 5/18/15). Anyone wishing to understand Ocwen’s business should review its SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION CONTACT:

Investors:	Media:
Stephen Swett	John Lovallo	Dan Rene
T: (203) 614-0141	T: (917) 612-8419	T: (202) 973 -1325
E: shareholderrelations@ocwen.com	E: jlovallo@levick.com	E:drene@levick.com
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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

Residential Servicing Statistics

(Dollars in thousands)

	At or for the Three Months Ended
	June 30, 2015		March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Total unpaid principal balance of loans and REO serviced	$321,670,579		$382,214,002	$398,727,727	$411,279,614	$435,119,848

Non-performing loans and REO serviced as a % of total UPB (1)	13.0%		12.5%	13.2%	13.4%	12.9%

Prepayment speed (average CPR)(2)	15.7	%(3)	13.3%	12.7%	12.8%	12.9%
(1)	Performing loans include those loans that are less than 90 days past due and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing.
(2)	Constant Prepayment Rate for the prior three months.
(3)	Includes average CPR of 19.0% for prime loans and 11.6% for non-prime loans.

Segment Results (Unaudited)

(Dollars in thousands)

	Three Months		Six Months
For the Periods Ended June 30,	2015	2014	2015	2014
Servicing
Revenue	$423,207	$520,480	$894,332	$1,041,302
Expenses	(284,413)	(298,101)	(622,325)	(606,033)
Other expense, net	(94,215)	(130,851)	(180,707)	(267,118)
Income before income taxes	$44,579	$91,528	$91,300	$168,151

Lending
Revenue	$39,312	$31,166	$77,059	$59,933
Expenses	(26,586)	(27,164)	(50,372)	(58,629)
Other income, net	1,719	3,051	3,742	6,328
Income before income taxes	$14,445	$7,053	$30,429	$7,632

Corporate Items and Other
Revenue	$755	$1,467	$2,362	$3,180
Expenses	(41,276)	(20,237)	(57,971)	(30,075)
Other expense, net	(6,003)	(2,634)	(10,791)	(8)
Loss before income taxes	$(46,524)	$(21,404)	$(66,400)	$(26,903)

Corporate Eliminations
Revenue	$(23)	$(39)	$(58)	$(80)
Expenses	23	39	58	80
Other income (expense), net	—	—	—	—
Income (loss) before income taxes	$—	$—	$—	$—
Consolidated income before income taxes	$12,500	$77,177	$55,329	$148,880
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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share data)
(UNAUDITED)

	Three Months		Six Months
For the Periods Ended June 30,	2015	2014	2015	2014
Revenue
Servicing and subservicing fees	$396,983	$491,673	$843,524	$982,132
Gain on loans held for sale, net	45,132	38,836	89,636	82,823
Other revenues	21,136	22,565	40,535	39,380
Total revenue	463,251	553,074	973,695	1,104,335

Expenses
Compensation and benefits	105,843	110,602	210,987	216,239
Amortization of mortgage servicing rights	31,586	63,198	70,080	125,292
Servicing and origination	52,558	35,787	154,360	79,734
Technology and communications	41,260	39,997	80,611	76,973
Professional services	72,369	30,643	129,300	52,041
Occupancy and equipment	28,773	25,756	54,487	57,807
Other operating expenses	19,863	39,480	30,785	86,571
Total expenses	352,252	345,463	730,610	694,657

Other income (expense)
Interest income	5,038	5,553	10,613	10,879
Interest expense	(124,897)	(136,207)	(244,293)	(276,080)
Gain on sale of mortgage servicing rights	30,306	—	56,712	—
Gain on extinguishment of debt	—	356	—	2,609
Other, net	(8,946)	(136)	(10,788)	1,794
Other expense, net	(98,499)	(130,434)	(187,756)	(260,798)

Income before income taxes	12,500	77,177	55,329	148,880
Income tax expense	2,594	10,165	11,034	21,382
Net income	9,906	67,012	44,295	127,498
Net income attributable to non-controlling interests	(168)	(57)	(202)	(42)
Net income attributable to Ocwen stockholders	9,738	66,955	44,093	127,456
Preferred stock dividends	—	(582)	—	(1,163)
Deemed dividend related to beneficial conversion feature of preferred stock	—	(415)	—	(831)
Net income (loss) attributable to Ocwen common stockholders	$9,738	$65,958	$44,093	$125,462

Earnings per share attributable to Ocwen common stockholders
Basic	$0.08	$0.49	$0.35	$0.93
Diluted	$0.08	$0.48	$0.35	$0.91

Weighted average common shares outstanding
Basic	125,311,133	134,221,668	125,291,788	134,724,905
Diluted	127,152,479	137,705,793	127,076,178	138,423,012
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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share data)
(UNAUDITED)

	June 30, 2015	December 31, 2014
Assets
Cash	$320,080	$129,473
Mortgage servicing rights ($814,450 and $93,901 carried at fair value)	1,341,067	1,913,992
Advances	572,942	893,914
Match funded advances	2,181,493	2,409,442
Loans held for sale ($276,581 and $401,120 carried at fair value)	352,398	488,612
Loans held for investment - reverse mortgages, at fair value	2,097,192	1,550,141
Receivables, net	379,279	270,596
Deferred tax assets, net	97,209	76,987
Premises and equipment, net	39,629	43,310
Other assets ($8,157 and $7,335 carried at fair value)	623,350	490,811
Total assets	$8,004,639	$8,267,278

Liabilities and Equity
Liabilities
Match funded liabilities	$1,741,122	$2,090,247
Financing liabilities ($2,569,217 and $2,058,693 carried at fair value)	2,743,670	2,258,641
Other secured borrowings	1,290,431	1,733,691
Senior unsecured notes	350,000	350,000
Other liabilities	734,386	793,534
Total liabilities	6,859,609	7,226,113

Equity
Ocwen Financial Corporation (Ocwen) stockholders’ equity
Common stock, $.01 par value; 200,000,000 shares authorized; 125,380,118 and 125,215,615 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	1,254	1,252
Additional paid-in capital	525,897	515,194
Retained earnings	617,286	530,361
Accumulated other comprehensive loss, net of income taxes	(2,380)	(8,413)
Total Ocwen stockholders’ equity	1,142,057	1,038,394
Non-controlling interest in subsidiaries	2,973	2,771
Total equity	1,145,030	1,041,165
Total liabilities and equity	$8,004,639	$8,267,278
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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
Cash flows from operating activities
Net income	$44,295	$127,498
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of mortgage servicing rights	70,080	125,292
Loss on valuation of mortgage servicing rights, at fair value	48,480	11,809
Impairment of mortgage servicing rights	1,608	—
Gain on sale of mortgage servicing rights	(56,712)	—
Realized and unrealized losses on derivative financial instruments	7,268	1,539
Provision for bad debts	24,686	52,564
Depreciation	8,420	10,846
Amortization of debt issuance costs	7,311	2,297
Gain on extinguishment of debt	—	(2,609)
(Gain) loss on sale of fixed assets	(1,095)	165
Decrease in deferred tax assets, net	(18,909)	16,547
Equity-based compensation expense	3,581	7,784
Gain on loans held for sale, net	(89,636)	(82,823)
Origination and purchase of loans held for sale	(2,314,488)	(4,501,731)
Proceeds from sale and collections of loans held for sale	2,517,096	4,422,560
Changes in assets and liabilities:
Decrease in advances and match funded advances	383,028	123,299
Increase in receivables and other assets, net	(29,957)	(1,022)
Decrease in other liabilities	(84,690)	(116,971)
Other, net	14,599	12,979
Net cash provided by operating activities	534,965	210,023
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Ocwen Financial Corporation

Second Quarter, 2015 Results

July 30, 2015

OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(Dollars in thousands)
(UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
Cash flows from investing activities
Origination of loans held for investment - reverse mortgages	(530,402)	(357,104)
Principal payments received on loans held for investment - reverse mortgages	63,942	28,601
Purchase of mortgage servicing rights, net	(6,252)	(9,749)
Proceeds from sale of mortgage servicing rights	388,938	—
Acquisition of advances in connection with the purchase of mortgage servicing rights	—	(84,373)
Acquisition of advances in connection with the purchase of loans	—	(60,482)
Proceeds from sale of advances and match funded advances	128,821	—
Additions to premises and equipment	(8,038)	(5,092)
Proceeds from sale of premises and equipment	4,758	22
Cash paid to acquire ResCap Servicing Operations (a component of Residential Capital, LLC)	—	(54,220)
Net cash paid to acquire controlling interest in Ocwen Structured Investments, LLC	—	(7,833)
Distributions of capital from unconsolidated entities	—	6,572
Other	2,158	1,459
Net cash provided by (used in) investing activities	43,925	(542,199)

Cash flows from financing activities
Repayment of match funded liabilities	(349,125)	(292,297)
Proceeds from other secured borrowings	3,895,539	3,007,709
Repayments of other secured borrowings	(4,455,813)	(3,139,093)
Proceeds from issuance of senior unsecured notes	—	350,000
Payment of debt issuance costs	(18,610)	(6,417)
Proceeds from sale of mortgage servicing rights accounted for as a financing	—	123,551
Proceeds from sale of loans accounted for as a financing	532,856	381,579
Proceeds from sale of advances accounted for as a financing	—	81,828
Repurchase of common stock	—	(94,607)
Payment of preferred stock dividends	—	(1,163)
Proceeds from exercise of common stock options	413	1,176
Other	6,457	869
Net cash (used in) provided by financing activities	(388,283)	413,135

Net increase in cash	190,607	80,959
Cash at beginning of year	129,473	178,512
Cash at end of period	$320,080	$259,471
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